Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2016-2

Final Pool as of the Cutoff Date

4/6/2016

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New		Used		Total
Aggregate Principal Balance (1)	$700,582,277.74		$605,180,652.84		$1,305,762,930.58
Number of Automobile Loan Contracts	29,534		38,066		67,600
Percent of Aggregate Principal Balance	53.65%		46.35%		100.00%
Average Principal Balance	$23,721.21		$15,898.19		$19,316.02
Range of Principal Balances	($250.70 to $84,943.92)		($254.12 to $84,258.62)		($250.70 to $84,943.92)
Weighted Average APR (1)	10.20%		14.26%		12.08%
Range of APRs	(2.00% to 26.00%	)	(2.00% to 28.99%	)	(2.00% to 28.99%	)
Weighted Average Remaining Term	65		62		63
Range of Remaining Terms	(3 to 75 months	)	(3 to 75 months	)	(3 to 75 months	)
Weighted Average Original Term	72		70		71
Range of Original Terms	(24 to 75 months	)	(24 to 75 months	)	(24 to 75 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

		% of Aggregate		% of Aggregate
	Custom Score (1)	Principal Balance (2)	Credit Bureau Score (3)	Principal Balance (2)
	Less than 215	10.84%
	215-224	10.91%	Less than 540	23.74%
	225-244	31.79%	540-599	44.83%
	245-259	22.30%	600-659	29.97%
	260 and greater	24.16%	660 and greater	1.47%

Weighted Average Score	244		573

(1)	Proprietary credit score developed and utilized by the sponsor to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. A custom score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the Custom Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the custom score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. The sponsor utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2016-2

Final Pool as of the Cutoff Date

4/6/2016

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

				% of Total Number
	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Distribution by APR	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
2.000% to 2.999%	6,472,648.47	0.50%	224	0.33%
3.000% to 3.999%	23,285,687.67	1.78%	850	1.26%
4.000% to 4.999%	24,249,125.79	1.86%	918	1.36%
5.000% to 5.999%	37,173,861.06	2.85%	1,219	1.80%
6.000% to 6.999%	103,934,973.19	7.96%	3,809	5.63%
7.000% to 7.999%	102,794,292.80	7.87%	3,868	5.72%
8.000% to 8.999%	92,825,204.62	7.11%	3,977	5.88%
9.000% to 9.999%	107,403,844.61	8.23%	4,968	7.35%
10.000% to 10.999%	97,765,690.46	7.49%	4,615	6.83%
11.000% to 11.999%	110,699,888.62	8.48%	5,685	8.41%
12.000% to 12.999%	88,759,604.58	6.80%	4,780	7.07%
13.000% to 13.999%	82,435,964.51	6.31%	4,716	6.98%
14.000% to 14.999%	77,606,209.14	5.94%	4,623	6.84%
15.000% to 15.999%	71,078,077.34	5.44%	4,305	6.37%
16.000% to 16.999%	70,675,957.55	5.41%	4,446	6.58%
17.000% to 17.999%	63,310,645.13	4.85%	4,035	5.97%
18.000% to 18.999%	63,012,563.80	4.83%	4,180	6.18%
19.000% to 19.999%	27,621,769.27	2.12%	1,982	2.93%
20.000% to 20.999%	23,346,827.91	1.79%	1,770	2.62%
21.000% to 21.999%	14,022,527.10	1.07%	1,163	1.72%
22.000% to 22.999%	7,644,622.58	0.59%	595	0.88%
23.000% to 23.999%	5,593,592.18	0.43%	484	0.72%
24.000% to 24.999%	3,076,950.10	0.24%	287	0.42%
25.000% to 25.999%	744,360.40	0.06%	75	0.11%
26.000% to 26.999%	185,330.59	0.01%	21	0.03%
27.000% to 27.999%	23,257.35	0.00%	2	0.00%
28.000% to 28.999%	19,453.76	0.00%	3	0.00%

TOTAL	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-2

Final Pool as of the Cutoff Date

4/6/2016

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Geographic Location	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)

Alabama	$23,436,666.19	1.79%	1,136	1.68%
Alaska	2,212,079.04	0.17%	108	0.16%
Arizona	24,930,367.35	1.91%	1,241	1.84%
Arkansas	16,010,777.69	1.23%	771	1.14%
California	87,821,775.78	6.73%	4,620	6.83%
Colorado	19,576,493.68	1.50%	1,008	1.49%
Connecticut	8,436,143.17	0.65%	515	0.76%
Delaware	4,406,734.94	0.34%	262	0.39%
District of Columbia	3,286,026.71	0.25%	158	0.23%
Florida	97,340,893.76	7.45%	5,524	8.17%
Georgia	56,956,772.11	4.36%	2,637	3.90%
Hawaii	3,770,847.99	0.29%	199	0.29%
Idaho	2,210,741.58	0.17%	112	0.17%
Illinois	47,446,966.58	3.63%	2,611	3.86%
Indiana	25,094,184.85	1.92%	1,465	2.17%
Iowa	6,017,917.82	0.46%	362	0.54%
Kansas	6,182,076.90	0.47%	323	0.48%
Kentucky	22,221,501.68	1.70%	1,171	1.73%
Louisiana	43,344,663.14	3.32%	1,884	2.79%
Maine	4,212,300.68	0.32%	292	0.43%
Maryland	37,261,935.82	2.85%	1,901	2.81%
Massachusetts	20,185,541.09	1.55%	1,186	1.75%
Michigan	23,610,326.79	1.81%	1,604	2.37%
Minnesota	9,049,427.65	0.69%	541	0.80%
Mississippi	20,531,320.49	1.57%	996	1.47%
Missouri	27,378,070.42	2.10%	1,478	2.19%
Montana	3,451,842.96	0.26%	162	0.24%
Nebraska	3,902,807.81	0.30%	223	0.33%
Nevada	9,159,554.56	0.70%	427	0.63%
New Hampshire	4,288,272.37	0.33%	243	0.36%
New Jersey	23,912,540.81	1.83%	1,435	2.12%
New Mexico	19,016,375.28	1.46%	875	1.29%
New York	38,870,478.12	2.98%	2,284	3.38%
North Carolina	41,101,478.98	3.15%	2,041	3.02%
North Dakota	1,508,689.38	0.12%	81	0.12%
Ohio	45,312,340.50	3.47%	2,873	4.25%
Oklahoma	25,589,776.91	1.96%	1,180	1.75%
Oregon	7,143,975.39	0.55%	388	0.57%
Pennsylvania	52,098,446.45	3.99%	3,231	4.78%
Rhode Island	1,850,104.86	0.14%	127	0.19%
South Carolina	23,783,504.42	1.82%	1,207	1.79%
South Dakota	1,986,173.13	0.15%	118	0.17%
Tennessee	29,939,935.26	2.29%	1,476	2.18%
Texas	252,367,314.97	19.33%	10,984	16.25%
Utah	5,043,475.41	0.39%	250	0.37%
Vermont	1,597,442.54	0.12%	89	0.13%
Virginia	25,783,884.13	1.97%	1,329	1.97%
Washington	13,827,755.71	1.06%	735	1.09%
West Virginia	14,054,303.16	1.08%	719	1.06%
Wisconsin	14,405,080.24	1.10%	884	1.31%
Wyoming	2,663,792.06	0.20%	121	0.18%
Other (3)	171,031.27	0.01%	13	0.02%

TOTAL	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2016-2

Final Pool as of the Cutoff Date

4/6/2016

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

		% of Aggregate
	Wholesale LTV (1) Range	Principal Balance (2) (3)
	Less than 100%	27.30%
	100-109	22.85%
	110-119	22.93%
	120-129	17.49%
	130-139	8.15%
	140-149	1.12%
	150 and greater	0.16%

Weighted Average Wholesale LTV	109%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-2

Final Pool as of the Cutoff Date

4/6/2016

Distribution of the Automobile Loan Contracts by Original Term

as of the Cutoff Date

				% of Total Number
Original Term to	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Scheduled Maturity	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
1 - 24 months	$164,020.60	0.01%	25	0.04%
25 - 36 months	1,705,162.35	0.13%	186	0.28%
37 - 48 months	8,137,379.99	0.62%	705	1.04%
49 - 60 months	78,050,826.35	5.98%	6,989	10.34%
61 - 72 months	1,181,807,361.73	90.51%	58,633	86.74%
73 - 75 months	35,898,179.56	2.75%	1,062	1.57%

TOTAL	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-2

Final Pool as of the Cutoff Date

4/6/2016

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick(3)	$33,080,213.78	2.53%	1,518	2.25%
Cadillac(3)	37,637,835.34	2.88%	1,455	2.15%
Chevrolet(3)	566,920,779.30	43.42%	26,171	38.71%
Chrysler	27,284,320.21	2.09%	1,794	2.65%
Dodge	76,073,107.62	5.83%	4,220	6.24%
Ford	86,578,573.66	6.63%	4,989	7.38%
GMC(3)	87,609,020.58	6.71%	3,283	4.86%
Honda	27,370,078.41	2.10%	1,708	2.53%
Hyundai	44,227,791.86	3.39%	2,905	4.30%
Jeep	36,558,719.28	2.80%	1,960	2.90%
Kia	55,496,618.80	4.25%	3,471	5.13%
Mitsubishi	15,856,062.07	1.21%	998	1.48%
Nissan	78,994,330.12	6.05%	4,764	7.05%
Toyota	45,052,542.90	3.45%	2,823	4.18%
Other (4)	87,022,936.65	6.66%	5,541	8.20%

Total	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $495,501,789.66, or approximately 38% of the total pool. The total Aggregate Principle Balance of all new GM vehicles originated under subvention programs account for approximately 28% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$3,824,521.16	0.29%	197	0.29%
Full-Size Van/Truck	249,569,743.04	19.11%	9,006	13.32%
Full-Size SUV	82,942,964.22	6.35%	3,024	4.47%
Mid-Size Car	332,296,150.69	25.45%	19,103	28.26%
Mid-Size SUV	290,090,269.69	22.22%	15,291	22.62%
Economy/Compact Car	221,353,683.30	16.95%	14,359	21.24%
Compact Van/Truck	38,818,106.49	2.97%	2,309	3.42%
Sports Car	86,697,792.62	6.64%	4,306	6.37%
Segment Unavailable(4)	169,699.37	0.01%	5	0.01%

Total	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2016-2

Final Pool as of the Cutoff Date

4/6/2016

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,111,464,994.24	85.12%	51,491	76.17%
1	41,937,227.36	3.21%	2,519	3.73%
2+	152,360,708.98	11.67%	13,590	20.10%

Total	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,216,065,373.12	93.13%	59,760	88.40%
1	31,498,129.25	2.41%	2,455	3.63%
2+	58,199,428.21	4.46%	5,385	7.97%

Total	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,290,708,928.03	98.85%	66,182	97.90%
1	10,668,429.13	0.82%	1,012	1.50%
2+	4,385,573.42	0.34%	406	0.60%

Total	$1,305,762,930.58	100.00%	67,600	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.